Exhibit 10.2

FOURTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated effective as of October 1, 2014, is entered into by and among LRE OPERATING, LLC, a Delaware limited liability company (“Borrower”), LRR ENERGY, L.P., a Delaware limited partnership (“Parent”), the financial institutions party to the Credit Agreement referenced below (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO ENERGY CAPITAL, INC., a Texas corporation, as administrative agent for the benefit of the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Parent, Administrative Agent and the Lenders have entered into that certain Second Lien Credit Agreement dated as of June 28, 2012, as amended by that certain First Amendment dated effective March 21, 2013, as amended by that certain Second Amendment dated effective February 12, 2014 and as amended by that certain Third Amendment dated effective June 6, 2014 (as further amended, modified or restated from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to so amend the Credit Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.                         Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, and as may be further amended, modified or restated, is hereinafter called the “Agreement”.

SECTION 2.                         Amendments to Credit Agreement.  Subject to the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)                                 The following definitions are added to Section 1.02 of the Credit Agreement in the appropriate alphabetical order:

“2015 Permitted Issuances” means those certain issuances of Equity Interests by the Parent consummated on and after October 1, 2014 and on and before March 31, 2015.”

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.”

“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of

1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.”

“Fourth Amendment” means that certain Fourth Amendment to Second Lien Credit Agreement dated as of October 1, 2014, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.”

“Fourth Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the Fourth Amendment have been satisfied or waived in accordance Section 12.02.”

“Permitted Issuances” means, collectively, the March 2013 Issuance, any 2014 Permitted Issuances and any 2015 Permitted Issuances.”

“Qualified ECP Guarantor” means, in respect of any Swap Agreement, each Loan Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement or grant of the relevant security interest becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(b)                                 The following definitions in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Maturity Date” means April 1, 2020.”

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or its Subsidiaries shall be a Swap Agreement.”

(c)                                  Section 3.04(c)(ii)(B) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(B) except with respect to (x) the March 2013 Issuance and (y) unless an Event of Default has occurred and is then continuing, any other Permitted Issuances, 50% of Net Cash Proceeds of any issuance of Equity Interests by Parent.”

(d)                                 Section 5.03 of the Credit Agreement is hereby amended by inserting the following as a new subsection immediately following the end of Section 5.03(f) thereof:

“(g)                            FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the obligations under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(e)                                  Section 7.19 of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:

“The Borrower is a Qualified ECP Guarantor.”

(f)                                   Section 7.25 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Section 7.25 [Intentionally Omitted.]”.

(g)                                  Section 8.01(p) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(p) [Intentionally Omitted.]”.

(h)                                 Section 8.01(t) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(t)                        Permitted Issuances.  Within ten (10) Business Days thereafter, written notice of any Permitted Issuances, together with such other information concerning such Permitted Issuances as the Administrative Agent may reasonably request.”

(i)                                     Section 8.14 of the Credit Agreement is hereby amended as follows:

(i)                                     Section 8.14(b) of the Credit Agreement is hereby amended by replacing the reference to “(i) Each Loan Party other than the Borrower will, and will cause each of its Subsidiaries to” therein with “(i) Each Loan Party will”.

(ii)                                  Immediately following Section 8.14(c) of the Credit Agreement, a new Section 8.14(d) is hereby added to the Credit Agreement as follows:

“(d)                                                   Notwithstanding any provision in any of the Loan Documents to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) owned by any Loan Party included in the Mortgaged Property and no Building or Manufactured (Mobile) Home shall be encumbered by any Security Instrument; provided, that (A) the applicable Loan Party’s interests in all lands and Hydrocarbons situated under any such Building or Manufactured (Mobile) Home shall be included in the Mortgaged Property and shall be encumbered by the Security Instruments and (B) the Borrower shall, and shall not permit any of its Subsidiaries to, permit to exist any Lien on any Building or Manufactured (Mobile) Home except Excepted Liens.”

(j)                                    Article IX of the Credit Agreement is hereby amended by inserting the following as a new section immediately following the end of Section 9.21 thereof:

“Section 9.22                       Non-Qualified ECP Guarantors.  The Borrower shall not permit any Loan Party that is not a Qualified ECP Guarantor to own, at any time, any Oil and Gas Properties or any Equity Interests in any Subsidiaries.”

SECTION 3.                         Conditions of Effectiveness.  The obligations of Administrative Agent and the Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a)                                 Borrower, Parent and each Lender shall have delivered to Administrative Agent multiple duly executed counterparts of this Amendment;

(b)                                 Borrower shall have delivered to Administrative Agent (i) duly executed and notarized Security Instruments, or amendments and supplements thereto, in sufficient counterparts for recordation in each relevant county and parish, as Administrative Agent may reasonably request to evidence the amendment to the Maturity Date herein and otherwise comply with the terms of the Intercreditor Agreement, (ii) a duly executed and effective Fee Letter, in form and substance satisfactory to the Lenders and (iii) a fully executed and effective copy of the Fourth Amendment to First Lien Credit Agreement;

(c)                                  Borrower shall have delivered to Administrative Agent evidence, reasonably satisfactory to Administrative Agent, that the Mortgaged Properties represent at least 80% of the total value of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production;

(d)                                 Administrative Agent shall have received a fully executed and effective copy of the Consent to Intercreditor Agreement dated as of even date herewith, executed by and between Administrative Agent and the First Lien Agent, in form and substance reasonably satisfactory to Administrative Agent;

(e)                                  Administrative Agent shall have received all fees, expenses and other amounts due and owing to Administrative Agent and the Lenders under the Fee Letter referenced above and the Loan Documents, including, without limitation, the amounts described more fully in Section 6 hereof;

(f)                                   Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Responsible Officer of Borrower and Parent setting forth (i) resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of such Person to execute and deliver this Amendment and to enter into the transactions contemplated by this Amendment, (ii) the officers of such Person who are authorized to sign this Amendment on behalf of such Person and specimen signatures of such authorized officers, and (iii) the articles or certificate of limited partnership, formation or incorporation, as applicable, and the limited partnership agreement, operating agreement, bylaws or other governing document, as applicable, of such Person, certified as being true and complete, each of which certifications may, if applicable, be by reference to previously-delivered certificates of any such officer.  Administrative Agent and the Lenders may conclusively rely on such certificates until Administrative Agent receives notice in writing from the Borrower or the Parent, as applicable, to the contrary;

(g)                                  Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of Borrower and Parent;

(h)                                 no Material Adverse Effect shall have occurred; and

(i)                                     no Default or Event of Default shall have occurred.

SECTION 4.                         Representations and Warranties.  Each of Borrower and Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that the Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)                                 the representations and warranties of the Loan Parties set forth in the Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date first written above except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date first written above such representations and warranties shall continue to be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) as of such specified earlier date; and

(b)                              before and after giving effect to this Amendment, no Default or Event of Default will exist.

SECTION 5.                         Reference to and Effect on the Agreement.  Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 6.                         Cost, Expenses and Taxes.  Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent and the Lenders, and agrees to save Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 7.                         Extent of Amendment.  Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment.  Borrower and Parent each hereby ratifies and confirms that:

(a)                                 except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect and each of the Loan Documents to which it is a party are and remain legal, valid and binding obligations of the parties enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)                                                      the Mortgaged Property and the Collateral (as defined in that certain Guaranty Agreement) is unimpaired by this Amendment and any and all liens, security interests and other security or Collateral now or hereafter held by Administrative Agent or the Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Indebtedness; and

(c)                                                       nothing in this Amendment implies any obligation on the part of Administrative Agent or the Lenders, and neither Administrative Agent nor the Lenders shall be obligated, at any time, to grant further amendments.

SECTION 8.                         Claims.     As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, each of Borrower and Parent represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of any Loan Party to Administrative Agent or the Lenders.

SECTION 9.                         Waiver and Release.  In consideration of the amendments herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Parent hereby waives, remises, releases, and forever discharges each Lender and the Administrative Agent, its predecessors and its successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives, and servants (collectively, the “Released Parties”) of, from and against any and all claims, actions, causes of action, suits, proceedings, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause, or anything whatsoever to this date relating to or arising out of the Loans, or any of them, or any of the Loan Documents, including without limitation any actual or alleged act or omission of any of the Released Parties with respect to the Loans, or any of them, or any of the Loan Documents, or any Liens or Collateral in connection therewith, or the enforcement of any of such Lender’s or the Administrative Agent’s rights or remedies thereunder. The terms of this waiver and release shall survive the termination of this Amendment, the Loans, or the Loan Documents and shall remain in full force and effect after the termination thereof.

SECTION 10.                  Counterparts; Integration.  Sections 12.06(a) (Counterparts) and 12.06(b) (Integration) of the Credit Agreement are hereby incorporated into this Amendment, mutatis mutandis, as a part hereof for all purposes.

SECTION 11.                  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT FEDERAL LAWS OF THE UNITED STATES OF AMERICA APPLY. SECTIONS 12.09(b) (JURISDICTION) AND 12.09(c) (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED INTO THIS AMENDMENT, MUTATIS MUTANDIS, AS A PART HEREOF FOR ALL PURPOSES.

SECTION 12.                  Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 13.                  No Waiver.  Borrower and Parent each agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent and the Lenders, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

SECTION 14.                  Intercreditor Agreement.  Each Lender hereby consents to, and acknowledges that such Lender will be bound by the terms and provisions of, the First Amendment to Intercreditor Agreement referenced in Section 3 hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

BORROWER:

LRE OPERATING, LLC,
a Delaware limited liability company

By:	/s/ Jaime R. Casas
Jaime R. Casas
Vice President, Chief Financial Officer
and Secretary

PARENT:

LRR ENERGY, L.P.,
a Delaware limited partnership

By: LRE GP, LLC, its general partner

By:	/s/ Jaime R. Casas
Jaime R. Casas
Vice President, Chief Financial Officer
and Secretary

ADMINISTRATIVE AGENT:

WELLS FARGO ENERGY CAPITAL, INC.,
a Texas corporation, as Administrative Agent

By:	/s/ Christopher C. Carter
Christopher C. Carter
Director

LENDER:

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Christopher C. Carter
Christopher C. Carter
Director

Signature Page to Fourth Amendment to Credit Agreement